SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 11, 1999
                                                  ----------------

                     CSB Financial Group, Inc.
      -------------------------------------------------------
       (Exact name of registrant as specified in its charter)

                              Delaware
      -------------------------------------------------------
           (State or other jurisdiction of incorporation)

          0-26650                                 37-1336338
-------------------------                    -------------------
(Commission File Number)                        (IRS Employer
                                             Identification No.)

200 South Poplar Street
Centralia, Illinois                                       62801
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (618) 532-1918
                                                     ---------------







                Exhibit Index is located on page 4.

Item 5.   Other Events
          ------------

          On January 11, 1999, the Registrant announced that it had transferred the quotation of its common stock from the Nasdaq SmallCap Market to the OTC Bulletin Board. Additional information concerning this event can be found in the Registrant's press release, which is attached hereto as Exhibit 99.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits
          ----------------------------------


          Exhibit 99     January 11, 1999 Press Release

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CSB FINANCIAL GROUP, INC.


                         By:    /s/ K. Gary Reynolds
                            ----------------------------------
                              K. Gary Reynolds
                              President and Chief Executive Officer

Dated: February 16, 1999

                           EXHIBIT INDEX

Number              Description                        Page Number
------              -----------                        -----------

  99                January 11, 1999 Press Release               5